                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             TIPPERARY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             TIPPERARY CORPORATION
                             633 SEVENTEENTH STREET
                                   SUITE 1550
                            DENVER, COLORADO  80202
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD ON
                               JANUARY 27, 1998


TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in the Management Briefing Center on the fourth floor of Wells Fargo Bank, 633 Seventeenth Street, Denver, Colorado, on Tuesday, January 27, 1998, at 10:00 a.m., MST, for the purpose of taking action on:

1. The election of 5 directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2. The ratification of the reappointment of Price Waterhouse LLP ("Price Waterhouse") as the Company's independent accountants for fiscal 1998; and

3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on December 1, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about January 2, 1998. Both the principal executive office and mailing address of the Company is 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Elaine R. Treece
                              Corporate Secretary

Date:  December 23, 1997

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

PAGE 2                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


                                TIPPERARY CORPORATION

                                  PROXY STATEMENT

                               SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Tipperary Corporation in connection with the Annual Meeting of Shareholders on Tuesday, January 27, 1998, ("Annual Meeting") to be held in the Management Briefing Center on the fourth floor of Wells Fargo Bank, 633 Seventeenth Street, Denver, Colorado, at 10:00 a.m., MST.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which were first mailed to the shareholders on or about January 2, 1998, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented with personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

                                 REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation. Each notice must specifically revoke the power to use and vote the proxy. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxy with regard to any other matter that may properly come before the Annual Meeting.

                             VOTING AT THE ANNUAL MEETING

The close of business on December 1, 1997, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 13,119,605 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date shall be entitled to cast one vote for each share of Common Stock held by him.

Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee and to ratify the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1998.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of December 1, 1997, regarding the beneficial ownership of the voting securities of the Company by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock of the Company, its only outstanding class of voting securities. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.

PAGE 3                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Name and Address of              Amount and Nature of
     Beneficial Owner                Beneficial Ownership    Percentage of Class
--------------------------------------------------------------------------------
 Texland Oil, Inc.(1)
 33 West Monroe Street                    3,117,514 (2)                  23.8%
 Chicago, Illinois  60603
--------------------------------------------------------------------------------
 SDK Incorporated (1)
 33 West Monroe Street                    4,898,920 (3)                  37.3%
 Chicago, Illinois  60603
--------------------------------------------------------------------------------
 Slough Parks, Inc.(1)
 33 West Monroe Street                    4,898,920 (4)                  37.3%
 Chicago, Illinois  60603
--------------------------------------------------------------------------------
 Thomson Horstmann & Bryant, Inc.
 Park 80 West, Plaza Two                  1,124,600                       8.6%
 Saddle Brook, New Jersey 07663
--------------------------------------------------------------------------------
 The Acorn Fund
 227 West Monroe Street,                  1,031,000                       7.9%
 Suite 3000
 Chicago, Illinois 60606
--------------------------------------------------------------------------------
 Heartland Advisors, Inc.
 790 North Milwaukee                      1,512,300                      11.5%
 Milwaukee, Wisconsin 53202
--------------------------------------------------------------------------------

 (1)  SDK Incorporated ("SDK"), a Delaware corporation, owns 100% of the
      Common Stock of Texland Oil, Inc. ("Texland").  According to Amendment
      No. 9 to its Statement on Schedule 13D, dated July 31, 1995, the following entities may be deemed to beneficially own the Common Stock of Texland, through control of SDK: Slough Parks, Inc., a Delaware corporation ("Slough Parks"), the controlling shareholder of SDK; Slough Parks Holding, Inc. ("SPH"), a Delaware corporation, the sole shareholder of Slough Parks; Slough Trading Estate Limited, a limited liability company formed under the laws of the United Kingdom ("STEL"), the sole shareholder of SPH; Slough Properties Limited ("SPL"), a limited liability company formed under the laws of the United Kingdom, the sole shareholder of STEL; Slough Estates plc ("SEL"), a public limited liability company formed under the laws of the United Kingdom, the sole shareholder of SPL. The board of directors of SEL ultimately exercises voting and dispositive power with regard to the shares of the Company's Common Stock held by Texland. According to the above referenced Schedule 13D, SEL is a publicly held limited liability company, whose principal office is located at 234 Bath Road, Trading Estate, Slough SL1 4EE, England. Pursuant to Amendment No. 9 of
      Schedule 13D, to the knowledge of SEL, no shareholder owns more than 5%
      of its outstanding shares.
--------------------------------------------------------------------------------
 (2)  Texland is the record owner of the indicated shares.
--------------------------------------------------------------------------------
 (3)  Of the 4,898,920 shares noted, SDK is the record owner of 1,564,835 of the shares, is the indirect owner of 3,117,514 of the shares through its wholly-owned subsidiary Texland, and holds 216,571 shares as collateral for a loan to a former director of the Company.
--------------------------------------------------------------------------------
 (4)  Indirectly owned through its 80% ownership of the voting securities of
      SDK.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Page 4                                                    Tipperary Corporation
-------------------------------------------------------------------------------

                      SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 1, 1997, regarding shares of the Company's Common Stock beneficially owned by each director, nominee for director and executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his respective shares of Common Stock.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       Name of               Amount and Nature of   Percentage
Title of Class     Beneficial Owner          Beneficial Ownership   of Class(1)
-------------------------------------------------------------------------------
Common Stock      David L. Bradshaw               331,771  (2)         2.5%
                  Kenneth L. Ancell                16,667  (3)            *
                  Eugene I. Davis                  50,000  (4)            *
                  Douglas Kramer                        0
                  Marshall D. Lees                      0
                  Jeff T. Obourn                   70,001  (5)            *
                  Paul C. Slevin                   25,000  (6)            *
                  Roger C. Wiggin                     100                 *
                  Larry G. Sugano                  26,000  (7)            *
                  Wayne W. Kahmeyer                15,000  (8)            *

                  Executive officers and
                  directors as a group,
                  10 in number                    534,539              3.9%
*less than 1%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
-------------------------------------------------------------------------------
(2) Includes 327,917 shares issuable pursuant to options and warrants which are currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
(3) Represents 16,667 shares issuable pursuant to a warrant which is currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
(4) Represents 50,000 shares issuable pursuant to a warrant which is currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
(5) Represents 70,001 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
(6) Includes 20,000 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of December 1, 1997, and 5,000 shares of Common Stock owned by Mr. Slevin's wife, to which he disclaims beneficial ownership.
-------------------------------------------------------------------------------
(7) Includes 25,000 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
(8) Represents 15,000 shares issuable pursuant to options which are currently exercisable or exercisable within 60 days of December 1, 1997.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors was aided by four standing committees during the fiscal year ended September 30, 1997. The Audit Committee assesses the Company's system of internal control and assists in considering the recommendations and performance of the Company's independent accountants; the Compensation Committee evaluates the performance and compensation of the Company's officers and employees; the Nominating Committee is responsible for consideration of nominations to the Board of Directors from shareholders of the Company; and the Executive Committee performs certain duties and responsibilities as delegated by the Board concerning the day-to-day operations of corporate business. During the fiscal year ended September 30, 1997, Messrs. Davis (Chairman) and Ancell served on the Audit Committee. Messrs. Kramer, Lees and Davis served on the Compensation Committee and all Board members serve on the Executive Committee. The Nominating Committee is composed of Messrs. Bradshaw and Lees.

Based solely upon a review of Forms 3 and 4 furnished to the Company during the fiscal year ended September 30, 1997, and Forms 5 with respect to such fiscal year, the Company is unaware of any officer, director or beneficial owner who failed to file any reports timely as required by Section 16 of the Securities Exchange Act of 1934.

Page 5                                                    Tipperary Corporation
-------------------------------------------------------------------------------

                          DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended September 30, 1997, there were eight regular, special and telephonic meetings of the Company's Board of Directors. All directors attended at least 75% of the meetings except Mr. Kramer who was unable to attend three meetings. The Audit Committee and the Compensation Committee each met twice.

                             COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended September 30, 1997, the Company compensated its nonemployee, outside directors at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings. On August 26, 1997, directors were granted warrants to purchase Common Stock at an exercise price of $4.25 per share vesting equally over a three-year period. Mr. Bradshaw was granted a warrant to acquire 50,000 shares; Mr. Lees was granted a warrant to acquire 25,000 shares; and Messrs. Ancell and Davis were each granted a warrant to acquire 15,000 shares. From time to time, Mr. Ancell provides consulting services related to the Company's coalbed methane project in Australia at his standard rates. During fiscal 1997, the Company paid Mr. Ancell approximately $11,200 in consulting fees.

                          EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer, Senior Vice President - Operations and Chief Financial Officer for the fiscal years ended September 30, as indicated. No other executive officer of the Company received total annual salary and bonus for each year in excess of $100,000.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                        Summary Compensation Table
----------------------------------------------------------------------------------------------------------------
                                         Annual Compensation              Long-Term Compensation
                                 --------------------------------------------------------------------
                                                                             Awards          Payouts
                                                                    ---------------------------------
                                                       Other Annual  Restricted                        All Other
 Name and Principal       Fiscal                          Compen-       Stock    Warrants/     LTIP     Compen-
      Position             Year     Salary     Bonus     sation(1)     Awards    Options(2)   Payouts  sation(3)
----------------------------------------------------------------------------------------------------------------
David L. Bradshaw,(4)      1997    $157,521   $20,000         -            -       75,000         -     $4,188
                         ---------------------------------------------------------------------------------------
President & Chief          1996    $141,250         -         -            -       50,000         -     $2,982
Executive Officer        ---------------------------------------------------------------------------------------
                           1995    $108,333   $10,000   $44,025(5)         -            -         -     $1,666
----------------------------------------------------------------------------------------------------------------
Jeff T. Obourn,(6)         1997    $109,038   $15,000         -            -       20,000         -     $1,801
Sr. Vice President -
Operations
----------------------------------------------------------------------------------------------------------------
Paul C. Slevin,(7)         1997    $100,000   $10,000         -            -       10,000         -       $500
Chief Financial Officer
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

(1) In addition to the amounts listed, the Company furnished other various benefits, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.
(2)  No SARs were granted to any of the named officers during the last 3 years.
(3) Represents the Company's matching contribution to the Section 401(k) Retirement Savings Plan.
(4) Mr. Bradshaw became President and Chief Executive Officer of the Company on January 16, 1996. Prior to such date, Mr. Bradshaw was the Chief Operating Officer and Chief Financial Officer of the Company.
(5) Includes amounts resulting from the exercise of warrants and options, equal to the difference between exercise price of options or warrants and market price of Common Stock on date of exercise.
(6) Mr. Obourn became Senior Vice President - Operations on January 16, 1996. Prior to such date Mr. Obourn was Vice President - Land of the Company.
(7) Mr. Slevin became the Chief Financial Officer of the Company on January 29, 1996.

PAGE 6                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------


The following table shows certain information with respect to stock warrants and options granted to the named executive officers during the fiscal year ended September 30, 1997:

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  Warrant and Option/SAR Grants in Last Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Potential Realizable Value at Assumed
                                      Individual Grants                                            Annual Rates of Stock Price
                                                                                              Appreciation for Warrant/Option Term
------------------------------------------------------------------------------------------------------------------------------------
                            Number of         Percent of Total     Exercise or   Expiration
                            Securities        Warrant/Options      Base Price       Date
                            Underlying           Granted to         ($/share)
                         Warrants/Options   Employees in Fiscal                                     5%                  10%
         Name                Granted                Year
------------------------------------------------------------------------------------------------------------------------------------
 David L. Bradshaw            25,000               11.0%              $3.63         (1)             $57,000          $144,500

                              50,000               22.0%              $4.25         (1)            $133,000          $340,500

------------------------------------------------------------------------------------------------------------------------------------

 Jeff T. Obourn               20,000                8.8%              $3.63       10/09/06          $45,600          $115,600

------------------------------------------------------------------------------------------------------------------------------------

 Paul C. Slevin               10,000                4.4%              $3.63       10/09/06          $22,800           $57,800

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) Expires 2 years after termination of employment; term assumed to be 10 years.

The following table shows information with respect to stock warrants and option exercises during the fiscal year ended September 30, 1997, by the named executive officers and the value of such officer's unexercised stock options and warrants at September 30, 1997.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                         Aggregated Warrants and Option/SAR Exercises In Last Fiscal Year
                                         And Fiscal Year-End Warrants and Option/SAR Values
------------------------------------------------------------------------------------------------------------------------------------
                           Shares                          Number of Unexercised Warrants and            Value of Unexercised
                         Acquired on                          Options/SARs held at Fiscal             In-the-Money Warrants and
 Name                     Exercise       Value Realized               Year End (#)                 Options/SARs at Fiscal Year End
------------------------------------------------------------------------------------------------------------------------------------
                                                                Exercisable     Unexercisable        Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
 David L. Bradshaw             -                 -                 302,917           108,333           $653,725            $34,250
------------------------------------------------------------------------------------------------------------------------------------
 Jeff T. Obourn                -                 -                  46,666            53,334            $26,250            $17,400
------------------------------------------------------------------------------------------------------------------------------------
 Paul C. Slevin                -                 -                   8,333            26,667                  -             $8,700
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PAGE 7                                                     TIPPERARY CORPORATION
--------------------------------------------------------------------------------

                                 PERFORMANCE GRAPH

The following graph compares the annual percentage change in the Company's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with the cumulative total return of the American Stock Exchange (AMEX) Market Value Index and the Media General Industry Group Index No. 353 (Peer Group), "Oil, Natural Gas Exploration" (which includes 135 companies comparable with the Company) for the period from October 1, 1992, through September 30, 1997. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at October 1, 1992. Regulation S-K, Item 402(k), requires the disclosure of such information for a five-year period. Numerical comparisons are presented following the graph.


                             COMPARISON OF TOTAL RETURN
                            AMONG TIPPERARY CORPORATION,
                      PEER GROUP INDEX AND AMEX MARKET INDEX






                                       [Graph]






                      ASSUMES $100 INVESTED ON OCTOBER 1, 1992
                            ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDED SEPTEMBER 30, 1997

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                 FISCAL YEARS ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------
                           1992       1993       1994       1995       1996      1997
---------------------------------------------------------------------------------------
Tipperary                 100.00     289.47     157.89     194.74     157.89    189.47
---------------------------------------------------------------------------------------
Peer Group                100.00     123.61     122.86     124.32     159.01    216.94
---------------------------------------------------------------------------------------
Amex Market Index         100.00     117.39     119.64     144.16     150.03    182.45
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

PAGE 8                                                   TIPPERARY CORPORATION
------------------------------------------------------------------------------

                           COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed of three nonemployee directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, at the end of each year, the Committee evaluates the Company's performance relative to its business plan and its peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of forms of compensation currently being utilized.

Base salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors.

In addition to their base salaries, the Company's executive officers may be awarded an annual bonus, depending on Company performance relative to its business plan and the Committee's assessment of the executive officer's personal contribution to such performance. Such performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an executive officer, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; efficiency of general and administrative expenses; management of exploration projects; and overall financial management.

The Company also utilizes stock warrants and options ("options") as an incentive for executive officers. The size of option grants is dependent on individual performance, level of responsibility and base salary and the number of shares covered by all outstanding options in relation to the total number of outstanding shares of Common Stock and Common Stock equivalents. Options are used in order to align the benefits received by the executive officers with the amount of appreciation realized by the stockholders. Options granted to current officers and directors have been at exercise prices not less than the fair market value of the stock on the date of the grant.

David L. Bradshaw was elected Chief Executive Officer on January 16, 1996. Mr. Bradshaw is currently employed by the Company on an "at-will" basis. On May 1, 1995, Mr. Bradshaw's salary was set at $120,000 when he became Chief Operating Officer. Upon his election as President and Chief Executive Officer on January 16, 1996, his salary was increased to $150,000 and to $157,500 on October 1, 1996, with an increase to $175,000 commencing on October 1, 1997. In October 1990, Mr. Bradshaw was granted a warrant to acquire 225,000 shares at $2.50 per share which is fully vested, and in fiscal 1993, he exercised the warrant and acquired 20,000 shares. In January 1994, Mr. Bradshaw was granted an option to purchase 100,000 shares of common stock at an exercise price of $2.75 per share which is fully vested. In fiscal 1995, he exercised this option to acquire 20,000 shares. In April 1996, he was granted a warrant to acquire 50,000 shares at $4.63 per share, and in October 1996, he was granted an option to acquire 25,000 shares at an exercise price of $3.63 per share. Both the warrant and option vest over a three-year period. In August 1997, he was granted a warrant to acquire 50,000 shares at $4.25 per share, vesting over a three-year period. The Committee believes that the combination of stock and cash compensation paid to the chief executive officer is designed to closely align his interests with those of the shareholders, and that his compensation is related directly to his performance as a person with considerable experience and ability in the oil and gas business.

                                COMPENSATION COMMITTEE
                                   Eugene I. Davis
                                    Douglas Kramer
                                   Marshall D. Lees
                                   December 1, 1997

PAGE 9                                                   TIPPERARY CORPORATION
------------------------------------------------------------------------------

                          1987 EMPLOYEE STOCK OPTION PLAN

In 1987, the Company adopted the 1987 Employee Stock Option Plan ("the 1987 Plan") for the purpose of promoting the growth and general prosperity of the Company by attracting and retaining the best available personnel and by providing such employees with additional incentive to contribute to the success of the Company. The 1987 Plan expired on December 31, 1996; options issued under the plan remain in effect pursuant to their terms.

The Plan allowed the grant of a maximum of 383,000 incentive stock options and nonstatutory stock options (together the "options") to employees, including officers and directors who were also employees, of the Company or any parent or subsidiary corporation of the Company, to purchase shares of the Common Stock, $.02 par value, of the Company.

As of December 31, 1996, there had been 478,250 options to purchase Common Stock granted, of which 107,666 had expired and 44,934 had been exercised. There are currently outstanding 113,400 options to purchase Common Stock at an exercise price of $2.75 per share, 1,250 options to purchase Common Stock at an exercise price of $3.52 per share, 80,000 options to purchase Common Stock at an exercise price of $3.63 per share, 15,000 options to purchase Common Stock at an exercise price of $3.69 per share, 40,000 options to purchase Common Stock at an exercise price of $4.63 per share, 61,000 options to purchase Common Stock at an exercise price of $4.75 per share and 15,000 options to purchase Common Stock at an exercise price of $5.13 per share. The market value of the Common Stock underlying the options as of December 1, 1997, was $5.00 per share.

                           1997 LONG-TERM INCENTIVE PLAN

Pursuant to a shareholder vote in January 1997, the 1997 Long-Term Incentive Plan (the "1997 Plan") was adopted to replace the expired 1987 Plan. The 1997 Plan reserves 250,000 shares of Common Stock for issuance for a period of ten years. Any shares that are the subject of an award which has lapsed or expired unexercised or unissued will automatically become available for reissue under the 1997 Plan. The 1997 Plan provides that participants may be granted awards in the form of incentive stock options, non-qualified options as defined in the Internal Revenue Code of 1986, as amended, stock appreciation rights ("SARs"), performance awards related to the Company's operations, or restricted stock upon payment of consideration not less than the par value of the restricted stock issued. The Company currently has 22 employees, all of whom may be granted options under the 1997 Plan, including all executive officers who are also employees.

To date, there have been 93,500 options to purchase Common Stock granted. None have been exercised. There are currently outstanding 56,000 options to purchase Common Stock at an exercise price of $4.38 per share, 20,000 options to purchase Common Stock at an exercise price of $4.44, and 17,500 options to purchase Common Stock at an exercise price of $4.56 per share. The market value of the Common Stock underlying the options as of December 1, 1997, was $5.00 per share.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 1997, the Company received a $2,300,000 loan from Slough Parks, Inc., the controlling shareholder of SDK, which beneficially owns 37.3% of the Company's Common Stock. The original term was one year and the note bears interest at 8.5% per year. In December 1997, the Company received an extension of the loan due date from January 24, 1998, to October 31, 1998. The Company paid an $80,500 commitment fee upon funding of the loan. The loan is secured by 10% ownership in the rights under the Joint Operating Agreement covering the Comet Ridge coalbed methane project in Queensland, Australia. The funds were used in January 1997 to acquire an additional 5% capital-bearing interest in the project from an unaffiliated interest holder.

Other than as set forth above and under "Executive Compensation," the Company is not aware of any transaction, or series of similar transactions to which the Company or any of its subsidiaries is or will be a party, in which nominees for election as a director, any principal security holder or any member of the immediate family of any of the foregoing persons has a direct or indirect material interest.

PAGE 10                                                  TIPPERARY CORPORATION
------------------------------------------------------------------------------

                                      PROPOSAL I
                               ELECTION OF DIRECTORS

The Company's By-Laws authorize the Board of Directors to be comprised of not less than 3 nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of 5 members, but reserves the right to increase the number of directors if the need arises. The 5 nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

It is intended that the enclosed proxy will be voted FOR the election of the 5 nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of December 1, 1997, with respect to each nominee for director:

DAVID L. BRADSHAW, 43, a certified public accountant, has been a director of the Company since January 23, 1990, and became Vice President and Chief Financial Officer of the Company on November 3, 1989. Mr. Bradshaw was additionally appointed Chief Operating Officer on January 24, 1995. He held the foregoing officer position until his election as President and Chief Executive Officer on January 16, 1996. He served as Treasurer of the Company from January 1, 1987, through November 2, 1989. Mr. Bradshaw joined the Company as tax manager in January, 1986. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company. From 1977 to 1983, Mr. Bradshaw was employed in public accounting, most recently as tax manager in the Midland, Texas office of Price Waterhouse.

KENNETH L. ANCELL, 55, was elected to the Board of Directors on July 11, 1996. Mr. Ancell is a petroleum engineer and a principal in the Houston-based consulting engineering firm of Fairchild, Ancell and Wells. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies researching coalbed methane development. He presently serves as a senior project advisor for the United Nations' coalbed methane project in China, and was a Distinguished Lecturer on coalbed methane reserves for the Society of Petroleum Engineers. Mr. Ancell has expertise in oil and gas recovery processes and 20 years of coalbed methane expertise.

EUGENE I. DAVIS, 42, was elected to the Board of Directors on September 2, 1992. Mr. Davis had served as independent legal counsel to the Company since 1984. He is currently Vice Chairman and Director of Emerson Radio Corp., an American Stock Exchange company with a class of equity securities registered under the Securities Exchange Act of 1934. Emerson Radio Corp. filed a petition under Chapter 11 under federal bankruptcy laws in 1993 which was discharged on March 31, 1994. Mr. Davis is also Vice Chairman and Director of Sports Supply Group Inc., a New York Stock Exchange company. He practiced law with Holmes, Millard and Duncan, Dallas, Texas, from June 1989 to August 1992. From February 1988 to May 1989, he was a partner in the law firm of Arter & Hadden of Dallas, Texas. Prior to that time, Mr. Davis was employed by Exxon Corporation and Amoco Corporation and then the Dallas, Texas, office of the law firm Akin, Gump, Strauss, Hauer & Feld.

DOUGLAS KRAMER, 61, was elected to the Board of Directors on August 19, 1996. Mr. Kramer is Chairman and Director of Draper and Kramer, Inc., a real estate company headquartered in Chicago. He is also Director of Slough Estates plc, a London-based property company. He is also Chairman and Director of Slough Parks, Inc., a wholly-owned subsidiary of Slough Estates plc, which beneficially owns 37.3% of the Company's Common Stock.

MARSHALL D. LEES, 44, was elected to the Board of Directors on September 30, 1995. Mr. Lees joined Slough Estates plc in 1987 and is the Chief Executive Officer of Slough Estates North America, Slough Parks, Inc. and Slough Estates Canada. Prior to 1987, Mr. Lees held various management positions with Imperial Group plc and BAT (UK & Export) Ltd., in the United Kingdom.

PAGE 11                                                  TIPPERARY CORPORATION
------------------------------------------------------------------------------

                                 EXECUTIVE OFFICERS

In addition to Mr. Bradshaw shown above, the following sets forth information with respect to the remainder of the Company's executive officers:

JEFF T. OBOURN, 39, became employed as the Company's Vice President - Land on February 1, 1993, and was appointed Senior Vice President - Operations on January 16, 1996. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

PAUL C. SLEVIN, 50, has been Chief Financial Officer of the Company since January 29, 1996. From 1994 through 1995, Mr. Slevin was Chief Financial Officer of the Blackfox Group, a private investment holding company. From 1992 to 1994, he was Vice President-Corporate Finance with Hanifen Imhoff, Inc., an investment banking firm. From 1991 to 1992, he was Chief Financial Officer and Vice President of McData Corporation, a high technology company. Prior experience includes positions in the oil and gas industry with The Gary-Williams Company and Forest Oil Corporation and in public accounting with Price Waterhouse.

ROGER C. WIGGIN, 39, became employed as the Company's Vice President - Exploration and Development on April 1, 1997. From 1983 until joining the Company in 1997, Mr. Wiggin was employed by Mitchell Energy and Development Corporation, The Woodlands, Texas, as a geologist. Prior experience includes a position with Chevron, USA, in Denver.

LARRY G. SUGANO, 44, a petroleum engineer, was employed by the Company as its Engineering Manager on October 10, 1994. Mr. Sugano held that position until he became Vice President - Engineering on January 24, 1995. During 1994 until his employment with the Company, he was a consultant for several oil and gas companies. Mr. Sugano was employed by Graham Royalty, Ltd., Denver, Colorado, from 1984 to 1991 as Senior Petroleum Engineer and from 1991 to 1993 as District Manager.

WAYNE W. KAHMEYER, 63, was employed by the Company as its Controller on June 1, 1993. In addition to that position, Mr. Kahmeyer was elected as Principal Accounting Officer on January 24, 1995. From 1982 until his employment with the Company, Mr. Kahmeyer was Vice President, Finance of Coors Energy Company, Golden, Colorado.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

                                     PROPOSAL 2
                        APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed Price Waterhouse as independent accountants of the Company for the fiscal year ending September 30, 1998. Price Waterhouse has been the Company's independent accounting firm since 1971. The Company has been advised that neither Price Waterhouse nor any member thereof has any direct financial interest or any material indirect interest in the Company.

Shareholders are requested to vote FOR the ratification of the reappointment of Price Waterhouse as the Company's independent accountants for fiscal 1998.

Representatives of Price Waterhouse are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

                                    ANNUAL REPORT

An Annual Report containing the Company's certified Consolidated Financial Statements as of September 30, 1997, accompanies this Proxy Statement. No part of such Annual Report is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

PAGE 12                                                  TIPPERARY CORPORATION
------------------------------------------------------------------------------

                                      FORM 10-K

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE SECRETARY OF THE COMPANY AT 633 SEVENTEENTH STREET, SUITE 1550, DENVER, COLORADO 80202.

                                SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals for action at the Company's 1999 Annual Meeting of Shareholders, including nominations for the Board of Directors to be considered by the Company's Nominating Committee, must submit such proposals to the Company at its principal offices not later than October 15, 1998.

                              DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the person named in the enclosed proxy will vote said proxy in accordance with his best judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Elaine R. Treece
                                       Corporate Secretary

Date: December 23, 1997

                                TIPPERARY CORPORATION

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 27, 1998

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation ("the Company") to be held on January 27, 1998, and the Proxy Statement in connection therewith, each dated December 23, 1997, (b) appoints David L. Bradshaw, with the power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on December 1, 1997, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

1. The election of five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified -
     Nominees:  David L. Bradshaw, Kenneth L. Ancell, Eugene I. Davis, Douglas
                Kramer, and Marshall D. Lees.

          / /  For all nominees, except those               / /  WITHHOLD AUTHORITY
               whose name(s) is (are) written below.             to vote for all nominees.

--------------------------------------------------------------------------------
2. The ratification of the reappointment of Price Waterhouse as the Company's independent accountants for the fiscal year ending September 30, 1998;

          / /  FOR            / /  AGAINST        / /  ABSTAIN

--------------------------------------------------------------------------------
3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
                       (Continued, and to be signed, on page 2)

                             (Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

Dated:                   , 19  .       Signature(s):
       ------------------    --
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------
                                       Important:  please date this proxy
                                       and sign exactly as your name appears
                                       to the left. When signing as
                                       attorney, administrator, trustee or
                                       guardian, please give your full title
                                       as such.  When stock is in the name
                                       of more than one person, each such
                                       person should sign the proxy.